UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/06/2006

API NANOTRONICS CORP.

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	510388133
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

505 University Avenue, Suite 1400, Toronto, Ontario, Canada	M5G 1X3
(Address of principal executive offices)	( zip code)

(416) 593-6543

(Registrant’s telephone number, including area code)

Rubincon Ventures Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

API Nanotronics Corp., formerly known as Rubincon Ventures Inc. (the “Company”), acquired all the stock of API Electronics Group Corp. (“API”) on November 6, 2006 pursuant to a plan of arrangement (the “Plan of Arrangement”) approved by the Ontario Superior Court of Justice. The Plan of Arrangement was undertaken pursuant to the Combination Agreement (the “Combination Agreement”) dated as of May 5, 2006 among the Company, API and RVI Sub, Inc. In connection with the Plan of Arrangement, the Company is issuing 28,254,060 shares of (i) its common stock or (ii) exchangeable shares of its wholly-owned Ontario subsidiary, RVI Sub, Inc. to the former shareholders of API in exchange for their API common shares at an exchange ratio of 10 shares of Rubincon common stock or 10 exchangeable shares for each share of API common stock. Exchangeable shares are only available to Canadian residents. Exchangeable shares have been constructed to have the same rights as the Company’s common stock to the extent practicable. As a result of the Plan of Arrangement, shareholders of Rubicon Ventures Inc. prior to the Plan of Arrangement will own approximately 59% of the combined entity and shareholders of API will own approximately 41% of the combined entity.

Additionally, pursuant to the Plan of Arrangement, outstanding options of API were converted into options or warrants to acquire 10 times the number of shares subject to the API options, the exchange ratio, at an exercise price of one-tenth the price for the shares of API subject to the original options.

The mechanisms by which exchangeable shares of RVI Sub, Inc. are exchangeable for shares of the Company’s common stock on a one-for-one basis are more fully set forth in Amendment No. 2 to Registration Statement on Form S-1 filed by the Company on November 6, 2006, effective November 9, 2006 (the “Form S-1”). The Company has the power to force the exchangeable shares to convert to common stock of the Company at any time on or after November 6, 2016 or earlier under certain circumstances as more fully described in the Form S-1.

Item 2.01 Completion of the Acquisition or Disposition of Assets

The above introductory paragraph is incorporated by reference.

Prior to the effectiveness of the Plan of Arrangement, the Company was a shell company. There was no material relationship between the Company and the shareholders of API prior to the Company and API entering into the Combination Agreement. The disclosure with respect to the Company required upon it ceasing to be a shell company was reported on the Form S-1 and the disclosure set forth in such form is incorporated herein by this reference.

Item 5.01 Changes in Control of Registrant

The above introductory paragraph is incorporated by reference.

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As a result of the closing of the Plan of Arrangement and the Combination Agreement described above, the Company experienced a change of control as of November 6, 2006. The management of API became the management of the Company and the board of directors of API became a majority of the board of directors of the Company. In connection with the closing of the Plan of Arrangement, Guy Peckham resigned as the sole officer and a director of the Company. Donald A. Wright remained on the Board of Directors of the Company. Phillip DeZwirek, Jason DeZwirek and Thomas Mills, the directors of API, joined the board of directors of the Company.

The required disclosure with respect to the change of control of the Company was reported on the Form S-1 and the disclosure set forth in such form is incorporated herein by this reference. In particular, see the section of the Form S-1 entitled “Management” commencing on page 124.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the transaction contemplated by the Combination Agreement and the Plan of Arrangement, the Company amended its certificate of incorporation to change its name to “API Nanotronics Corp.” and to authorize the issuance of one share of special voting stock (the “Special Voting Share”) necessary to consummate the Plan of Arrangement and give the holders of exchangeable shares the indirect right to vote on all matters that come before the shareholders of the Company by acting through the trustee which holds the Special Voting Share.

Effective concurrently with the close of the Plan of Arrangement and the Combination Agreement, the Company’s fiscal year was changed from January 31 to May 31. We will account for the transaction contemplated by the Combination Agreement and the Plan of Arrangement as a “reverse merger.” Because reverse merger accounting dictates that the historical financial statements of API are now the Company’s financial statement, the Company will not file a transition report. Current financial statements including those of API and the Company are included in the Form S-1 which is incorporated herein by reference.

Item 5.06 Change in Shell Company Status

The above introductory paragraph is incorporated by reference.

As a result of the filing of articles of arrangement effecting the Plan of Arrangement, the Company ceased to be a shell company. The transaction pursuant to which the Company ceased to be a shell company by acquiring all the stock of API pursuant to the Plan of Arrangement and the Combination Agreement was disclosed in the Definitive Proxy Statement on Schedule 14A filed by the Company on October 3, 2006 (the “Proxy Statement”). The material terms of the transaction are set forth in the section of the Proxy Statement entitled “Description of the Transaction” commencing on page 41 and in the Combination Agreement and the Plan of Arrangement which are exhibits to the Proxy Statement.

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The disclosure required by this item was set forth in such Proxy Statement and it is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

(b)	Pro Forma Financial Information

(c)	Shell Company Transactions

The financial statements and all other financial information required to be filed in this report by this Item 9.01(a)-(c) were filed with the Form S-1. Such financial statements and all other financial information required by this Item 9.01(a)-(c) are incorporated herein by this reference. In particular, see the financial statements and selected financial information of the Company in the sections of the Form S-1 entitled “Summary Financial Information” and “Index to Financial Statements” beginning on pages 76 and F-1, respectively.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2006	API NANOTRONICS CORP.

	By:	/s/ Phillip DeZwirek
Phillip DeZwirek
Chief Executive Officer

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